UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 26, 2026, SharonAI Holdings Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional buyers relating to the private offering (the “Offering”) of $350 million aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2031 (the “Notes”).

The Purchase Agreement contains representations and warranties, covenants and other terms customary for an offering of this type. Pursuant to the Purchase Agreement, from the date of the Purchase Agreement until 30 days after the Effective Date (as defined in the Purchase Agreement), neither the Company nor any of its subsidiaries may issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Class A Ordinary Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”) or Common Stock Equivalents (as defined in the Purchase Agreement), or file any registration statement or any amendment or supplement thereto, subject to certain exceptions, including, without limitation, the issuance of (i) shares of Common Stock or Common Stock Equivalents in connection with the sale of CHESS Depository Interests (“CDIs”) and the quotation of the Company’s CDIs on the Australian Securities Exchange, (ii) the issuance of up to $25,000,000 of shares of Common Stock or Common Stock Equivalents to a strategic transaction partner with whom the Company has a commercial relationship, or its affiliates, as a subscription or investment and/or (ii) a private placement, exempt from the registration requirements of the Securities Act of 1933 as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, of Common Stock and/or pre-funded Common Stock warrants with an effective purchase price per share of not less than $55.00. In addition, from the date of the Purchase Agreement until the one-year anniversary of the Effective Date, the Company is prohibited from effecting or entering into an agreement to effect any issuance of Common Stock or Common Stock Equivalents involving a Variable Rate Transaction (as defined in the Purchase Agreement), subject to certain exceptions, including the exceptions referred to above. The net proceeds of the Offering are expected to be used for GPU and network procurement, along with working capital to support revenue-generating AI cloud deployments.

The Purchase Agreement is expected to close on or about April 30, 2026, subject to certain customary and other closing conditions, including the Company’s entry into a binding customer contract for a minimum of 4,068 GPUs in connection with the project called “Sydney S6 project.”

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the copy of form of Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

6.00% Convertible Senior Notes due 2031 and Indenture

The Company will issue the Notes in the Offering pursuant to the terms and conditions of an Indenture (the “Indenture”) among the Company, certain of the Company’s material subsidiaries named in the Indenture (the Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”). The Indenture will be executed in connection with the closing of the transactions under the Purchase Agreement.

The Notes are senior, unsecured obligations of the Company and will mature on May 1, 2031, unless earlier converted or repurchased. Interest on the Notes will accrue at a rate of 6.00% per year from the first issuance date of the Notes and will be payable quarterly in arrears on January 1, April 1, July 1, and October 1 of each year, beginning on the first such date that is at least 30 calendar days after the initial issuance date of the Notes. Holders of the Notes may convert all or any portion of their Notes at any time, in integral multiples of $1.00 principal amount, for shares of Common Stock, at the option of the holder.

The Notes initially be represented by one or more registered notes in global form, but may, in certain circumstances, be exchanged for Notes in definitive form and will be issued in principal amount denominations of $1,000 or any integral multiple of $1,000 in excess thereof,

The conversion rate for the Notes will initially be 20.7292 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes, which is equivalent to a conversion price of approximately $48.24 per share of Common Stock. The initial conversion price of the Notes represents a premium of approximately 20% above the Nasdaq Minimum Price (as defined in Nasdaq Rule 5635(d)) at the time the Purchase Agreement was executed. The conversion rate for the Notes is subject to adjustment from time to time in accordance with the terms of the Indenture, including a weighted average adjustment with respect to dilutive issuances provided that in no event will the Conversion Rate exceed 24.8750 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes (which is based on the Nasdaq Minimum Price of $40.201 on the date the Purchase Agreement was executed). In addition, following certain corporate events that occur prior to the maturity date of the Notes, the Company will, under certain circumstances, increase the conversion rate of the Notes for a holder who elects to convert its Notes in connection with such a corporate event. The Notes are not redeemable by the Company. The maximum of 8,706,250 shares of the Common Stock may be issued upon conversion of the Notes based on the maximum conversion rate of 24.8750 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes.

Any time after the date that is eighteen months after the initial issuance date of the notes and on or before the 20th VWAP Trading Day immediately preceding the maturity date, the Company has the right to force convert all, or any portion of the Notes, but only if (i) the Daily VWAP for at least 20 out of 30 consecutive VWAP Trading Days ending on, and including the VWAP Trading Day immediately before the date the Company gives notice of the forced conversion, exceeds 200% of the Conversion Price (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the initial issuance date of the Notes); (ii) the daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Exchange for at least 20 out of 30 consecutive VWAP Trading Days ending on, and including the VWAP Trading Day immediately before the date the Company gives notice of the forced conversion is at least $50 million and (iii) the Liquidity Conditions (as defined in the Indenture) are satisfied. No shares of Common Stock will be issued to a holder in excess of its restricted beneficial ownership percentage, which is initially 4.99% (and subject to increase on the terms set forth in the Indenture) (the “Restricted Beneficial Ownership Percentage”). Instead, in lieu of delivery of such shares of Common Stock in excess of the Restricted Ownership Percentage to the applicable Holder, the Company will issue pre-funded warrants (the “Pre-Funded Warrants”) exercisable for such excess shares of Common Stock to such Holder. Such Pre-Funded Warrants will be exercisable in perpetuity, issued in book-entry form, have an exercise price of $0.0001 per share of Common Stock, will have exercise blockers equal to the Restricted Beneficial Ownership Percentage.

If the Company undergoes a Fundamental Change (as defined in the Indenture), then, subject to certain conditions and except as described in the Indenture, holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Subsidiary Guarantors named in the Indenture, subject to the terms of the Indenture.

The Indenture includes customary affirmative and negative covenants, including a debt maintenance covenant and a prohibition on incurring secured debt in excess of $25 million. The Indenture also sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company after which the Notes become automatically due and payable, which include the following:

●	certain payment defaults on the Notes (which, in the case of a default in the payment of interest on the Notes, will be subject to a 30-day cure period);

●	failure by the Company to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right;

●	the Company’s failure to issue the Fundamental Change Repurchase Notice (as defined in the Indenture) within specified periods of time set forth in the Indenture;

●	the Company’s failure to comply with certain covenants in the Indenture relating to the Company’s ability to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to another person;

●	a default by the Company in its other obligations or agreements under the Indenture or the Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture;

●	certain defaults by the Company or any of its significant subsidiaries with respect to indebtedness for borrowed money of at least $7.5 million;

●	certain events of bankruptcy, insolvency or reorganization of the Company or any of the Company’s significant subsidiaries and in the case of any involuntary case or proceeding which remains undismissed and unstayed for a period of 60 consecutive days;

●	a final judgment or judgments for the payment of $7,500,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any significant subsidiary, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; or

●	a Subsidiary Guarantee with respect to the Notes ceases to be in full force and effect or the Company or any Subsidiary Guarantor denies or disaffirms its obligations under the Indenture or any Subsidiary Guarantee with respect to the Notes.

If certain bankruptcy and insolvency-related events of default occur with respect to the Company, the principal of, and accrued and unpaid interest, if any, on, all of the Notes then outstanding shall automatically become due and payable. If an event of default with respect to the Notes, other than certain bankruptcy and insolvency-related events of default with respect to the Company, occurs and is continuing, the Trustee, by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by notice to the Company and the Trustee, may declare 100% of the principal of, and accrued and unpaid interest, if any, on, all the outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company so elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 180 days after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the Notes.

The foregoing summary of the Indenture, the Notes and the Subsidiary Guarantees are qualified in their entirety by reference to the copy of the substantially final form of Indenture attached as Exhibit A to the form of Securities Purchase Agreement, which it attached as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit 10.1 is incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) on April 26, 2026, pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) covering the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes (collectively, the “Registrable Securities”). Under the Registration Rights Agreement, the Company is required to file the Registration Statement with the Commission no later than the 45th calendar day following the date of the Registration Rights Agreement. The Company is required to use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission no later than the 60th calendar day following the date of the Registration Rights Agreement (or the 90th calendar day in the event of a “full review” by the Commission). The Registration Statement is required to be on Form S-3 (or, if the Company is not then eligible to use Form S-3, on another appropriate form).

If the Company fails to file the Registration Statement by the required filing date, fails to cause the Registration Statement to be declared effective by the required effectiveness date, or if the Registration Statement ceases to remain continuously effective as to all Registrable Securities for more than 20 consecutive calendar days or more than 30 calendar days in any 12-month period (each, an “Event”), the Company is required to pay to each holder, as partial liquidated damages, an amount in cash equal to 1.0% of the aggregate subscription amount paid by such holder pursuant to the Purchase Agreement on each monthly anniversary of such Event date until the applicable Event is cured. The maximum aggregate liquidated damages payable to a Holder under the Registration Rights Agreement is 5.0% of the aggregate subscription amount paid by such Holder pursuant to the Purchase Agreement. The Registration Rights Agreement also contains customary indemnification and contribution provisions. In addition, the Company agreed to reimburse Oaktree Fund Administration, LLC for reasonable and documented legal fees and expenses incurred in connection with the Registration Rights Agreement in an amount not to exceed $50,000.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the copy of the form of Registration Rights Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company will issue the Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The Notes and the shares of Common Stock issuable upon conversion of the Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

Offering Press Release

On April 26, 2026, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Forward-Looking Statements

Certain statements in this report, including, the expected closing date, may be considered “forward-looking statements,” such as statements relating to the Offering. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated April 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	CEO

Date: April 28, 2026

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